UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Diversified Mid-Cap Growth Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks declined in the first half of 2010 as the stock market’s strong gains through April were erased by a sharp correction—usually defined as a drop of at least 10%—in May and June. The remarkable rally in global asset prices that started in March 2009 was disrupted by a Greek debt crisis and worries that it would spread to other highly indebted European nations and lead to slower global economic growth. Frankly, we are surprised at how quickly and intensely investors have returned to risk aversion because we believe that corporate fundamentals are positive and that stock valuations are attractive.

Your fund returned -2.64% in the first half of 2010. As shown in the Performance Comparison table, the fund outperformed its Russell benchmark and its Lipper peer group index. We are pleased that our bias toward quality companies and the solid work of our equity research staff helped our relative results in the last six months. Given the more challenging market environment we now find ourselves in and the potential for risk aversion to linger, we believe that the “easy money” has already been made. The market rallied hard off the March 2009 bottom, and investors will be more discriminating and more selective with their investments. This, we believe, will be a more favorable environment for our portfolio management style and our relative performance.

In the last six months, the fund outperformed its Russell benchmark primarily because of good stock selection in several sectors, particularly energy and consumer discretionary. Our health care holdings lagged, however, which reduced our performance advantage. Sector weightings in aggregate had very little impact on the fund’s relative performance as the benefit of underweighting utilities—one of the weakest mid-cap growth sectors—was offset by the consequences of overweighting the energy sector, which fared worst in the first half of the year.

MARKET ENVIRONMENT

The U.S. economic recovery, which started in the third quarter of 2009, is moderating. Gross domestic product grew at a brisk annualized rate of 5.6% in the fourth quarter of 2009 but at a slower pace of 2.7% in the first quarter of 2010. Employment growth has resumed, residential real estate markets have stabilized, and demand for capital goods has increased, and we believe the economy is likely to muddle along and grow at a modest pace in the months ahead. This would be a reasonable economic environment for equities.

U.S. equities climbed through late April but tumbled in May and June, sending several major stock indexes to their lowest levels of the year. For the six-month period, mid- and small-cap shares significantly outperformed large-caps. The Russell Midcap Index and the Russell 2000 Index returned -2.06% and -1.95%, respectively, versus -6.65% for the S&P 500 Index.

As measured by various Russell indexes, value stocks held up better than growth stocks across all market capitalizations. Within the Russell Midcap Growth Index, sector performance was widely mixed. Utilities and energy companies fell sharply, hobbled by weakness among independent power producers and energy services companies, respectively. In contrast, health care and consumer staples—which are perceived to be relatively stable sectors during periods of uncertainty—produced modest gains while consumer discretionary shares were flat. Most remaining sectors declined moderately.

While mid-cap growth stocks have trailed their value counterparts in the 6- and 12-month periods ended June 30, 2010, we note that they have outperformed over the five-year period, as shown in the table on page 2. Also, mid-cap stocks continue to have a performance advantage over their large-cap counterparts over the last five years, which, as you know, has been a very turbulent period for the financial markets. For the five-year period ended June 30, 2010, the Russell Midcap Index produced an annualized return of 1.22% versus -0.79% for the S&P 500.

While we are pleased with the longer-term performance advantage of mid-caps in general and mid-cap growth shares in particular, we would like to caution investors that this trend may not continue indefinitely. Mid-caps are an attractive asset class with very good longer-term prospects. Nevertheless, we believe that market segments that have strongly outperformed for an extended period will eventually revert to the mean, which means there could be a time when mid-cap growth stocks will materially underperform other investment styles. This is one of the reasons why we pay attention to capital preservation when seeking and managing portfolio investments and position the fund to be less aggressive and less volatile than other mid-cap growth portfolios. For more information on how we manage the Diversified Mid-Cap Growth Fund, please see the next section.

INVESTMENT STRATEGY

Before discussing the fund’s six-month performance in detail, we would like to welcome new investors and thank all of our longer-term investors for their continuing confidence in our portfolio management abilities, particularly as market volatility has picked up again. As you may know, our time horizon for investing is much longer than our typical 6- and 12-month reporting periods, so it usually takes some time before our investments bear fruit. We remain committed to the same strategy and the principles that have guided our management of the fund since its inception at the end of 2003. We believe these will help us navigate through the years ahead and provide patient investors with long-term capital growth:

• The Diversified Mid-Cap Growth Fund invests in mid-cap stocks of companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

• We keep the fund fully invested because we believe that successful market timing is virtually impossible—you would need to be right twice—and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not spend undue time worrying about short-term performance or trying to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential at reasonable valuations.

• Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund will typically invest in about 300 stocks. More recently, the portfolio has held about 330 issues, which reflects the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. A high degree of diversification helps to mitigate the downside risk attributable to any single poorly performing security. We invest in companies that are early in their life cycles, and it is inevitable that some will not be as successful as we hope. Accordingly, we balance risk with potential returns.

• Stock selection is based on a combination of fundamental, bottom-up analysis and quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects. We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

• Our time horizons are longer than those of other mid-cap growth investors. Our portfolio turnover rate in the 12-month period ended June 30, 2010, was 33.7%, which is substantially less than the 2009 average of 129.17% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average.) This means our holding period for a typical stock is about three years, whereas our average competitor holds a given stock for less than one year. Consequently, we view ourselves as long-term investors; we are not short-term speculators or day-traders.

• Valuations are also very important: We look for the best relative values among companies with the strongest businesses and managements.

• We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are similar to those of mid-cap growth benchmarks, such as the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table below. The portfolio’s median market capitalization ($5.6 billion), price/earnings (P/E) ratio (15.3), and projected earnings growth rate (13.5%) are comparable to those of the index while its historical five-year earnings growth rate (8.9%) is slightly higher. These metrics reflect our commitment to companies with excellent long-term growth prospects.

The portfolio’s return on equity, which measures how effectively and efficiently a company and its management are using stockholder investments, is 17.1% versus 18.1% for the benchmark. These 12-month trailing numbers reflect our belief that many cyclical companies are below their peak levels of profitability and have room for improvement. We remain committed to finding and investing in companies across all sectors of the mid-cap growth universe that we believe can maintain high and sustainable profitability. At the end of June, our sector allocations had some resemblance to those of the Russell index. Our largest commitments were information technology (IT), consumer discretionary, industrials and business services, and health care, as shown in the table below.

Our holdings in the consumer discretionary sector contributed the most to the fund’s absolute performance in the last six months, and good stock selection helped our performance relative to our Russell benchmark. Although we are currently underweighting the sector, we continue to find many consumer discretionary companies with good business models, excellent cash flow, and other favorable attributes—even in challenging economic environments. Specialty retailers did best, led by discounters TJX and Ross Stores, which were two of our best holdings in the entire portfolio. We recently eliminated TJX because share price appreciation over time has lifted the company’s market capitalization out of the mid-cap range. It was a very successful investment that the fund had owned since its inception. Automotive parts retailers O’Reilly Automotive, Advance Auto Parts, and AutoZone also did very well as the sluggish economy encouraged consumers to perform their own maintenance and extend the life of their vehicles rather than purchase a new or used one. Consequently, used car retailer CarMax struggled in the last six months. Hotel, restaurant, and gaming companies did well, led by Chipotle Mexican Grill and Wynn Resorts, but online travel agencies Expedia and priceline.com fared poorly. Our for-profit education companies also declined because of fears of greater federal regulation. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Energy stocks fell sharply in the first half of the year due to concerns that global demand could wane if economic recoveries falter. However, stock selection in the sector helped our relative results, and we are overweighting the sector. While broader regulation is likely to be implemented following the disastrous Gulf of Mexico oil spill, we continue to believe that energy companies, over time, will benefit from increasing global demand for energy. Most of our holdings in the sector declined in value, especially those involved with offshore drilling, but there were a few notable exceptions. Two of our top performers in the portfolio were Concho Resources, an onshore exploration and production firm that recently reported a significant increase in revenues, and Core Laboratories, which analyzes oil and natural gas samples from reservoirs and recommends how the reservoirs should be managed to maximize production and minimize environmental damage. These are good examples of the types of energy companies we favor—exploration companies with good organic growth, as well as differentiated service companies. As our longer-term investors know, we do not make energy investments based on futile attempts to predict commodity price trends.

Health care stocks produced marginal gains for the fund, but stock selection hurt performance relative to the Russell Midcap Growth Index in the last six months. The recent passage of health care legislation signals reduced emphasis on innovation and greater emphasis on broader coverage. As a result, costs are likely to continue increasing, as it will become more challenging to pay for innovation. We are underweighting the sector slightly relative to the benchmark. Our investments in the health care sector tend to be focused on services companies and medical device makers. In contrast, we underweight pharmaceuticals. In the last six months, several equipment and supply companies produced good returns, such as Edwards Lifesciences, IDEXX Laboratories, and Intuitive Surgical, which makes a very successful robotic surgical system. Life sciences company Illumina is another example: The company provides systems to help with genetic research, and its largest customers are government agencies and pharmaceutical researchers. Although we are well diversified in the biotechnology industry to reduce risks, several of our holdings were among our largest performance detractors, in part because of investors’ increased risk aversion and uncertainty about the implications of the recent legislation.

Good stock selection in the materials sector helped fund performance relative to the Russell benchmark. As with the energy sector, we do not make investments based on futile attempts to forecast the direction of commodity prices. Rather, we try to look for differentiated businesses—specifically, well-positioned companies that improve upon an underlying commodity and are less susceptible to commodity price swings and operating margin pressures. Our materials holdings are mostly in the metals and mining and chemical industries. In the former, our positions in Eldorado Gold and Agnico-Eagle Mines climbed with gold prices and increased investor interest in hard assets. Carpenter Technology, a maker of stainless steels and specialty alloys, also produced good returns. In the latter, Sherwin-Williams did well.

Financials sagged amid increased doubts about the durability of the economic recovery and the sharp losses in global financial markets in the last few months. Our losses were concentrated among capital markets companies such as trust banks and asset managers, which we emphasize because we believe such companies have excellent long-term prospects and a good risk/return trade-off. In the diversified financial services industry, securities and commodities exchanges, such as NYSE Euronext and IntercontinentalExchange, held up much better. We like their business models and long-term prospects. We expect these companies to benefit from financial services reforms as they reduce systemic risk. During our reporting period, we purchased shares of CBOE Holdings, an options exchange, in an initial public offering. Our commercial banks performed best, thanks to strength in Marshall & Ilsley and KeyCorp. We added several new positions to the fund in the last six months, including Zions Bancorp, Fifth Third Bancorp, and Regions Financial, to take advantage of other attractive investment opportunities in the industry. Our commercial bank holdings are geographically diversified, which we believe should help reduce our risks. As a result of our new purchases, the fund is now overweighting the sector versus its benchmark.

The IT sector detracted the most from the fund’s absolute performance in the last six months. In this sector, we emphasize companies with strong business models in industries with high barriers to entry and low risk of commoditization. As a result, we overweight the software, IT services, and semiconductor-related industries and underweight makers of computers and peripherals. Semiconductor-related stocks fared worst in the last six months, with NVIDIA and Marvell Technology Group among our weakest holdings in the entire portfolio. Software stocks held up somewhat better, but gains in Intuit and Salesforce.com were offset by sharp declines in McAfee and CA. Internet software stocks outperformed, thanks to strength in Akamai Technologies, which provides services to improve Internet content delivery. Shares were propelled by better-than-expected earnings, making it one of the portfolio’s top contributors during our reporting period.

Our industrials and business services companies were generally lack-luster as optimism about the economic recovery turned to skepticism in the last few months. While many businesses in the sector are closely tied to the economy’s health, we try to look for companies that are market leaders in their niches, such as those that can benefit from steady, recurring revenues—even during periods of economic weakness. Most underlying industries sagged, led by aerospace and defense companies and providers of professional services. On the plus side, Fastenal, which sells industrial and construction supplies, and Cummins Engine, which has significant sales of diesel and natural gas-powered engines in emerging countries, performed very well due to favorable earnings.

Utilities stocks fell sharply in the last six months, but we have low exposure to the sector because most utility companies do not meet our growth and return on invested capital criteria. We maintained our positions in Calpine, which did fairly well, and NRG Energy, which lagged. We believe that these independent power producers will benefit from increased demand for power as the economy recovers over the next few years.

OUTLOOK

We remain befuddled as to why investors have suddenly become so deeply risk averse. Stocks remain very attractive relative to bonds, particularly given the low nominal interest rates and the negative real (inflation-adjusted) rates currently offered by short-term U.S. Treasury securities. While economic growth in the period ahead is likely to be modest, we believe that stock valuations are appealing in light of positive corporate fundamentals. Unlike the seemingly vertical ascent in the 13 months following the March 2009 bottom, the market’s performance going forward is likely to be choppy. We believe this environment will underscore the value of our investment management approach: broad diversification in the mid-cap growth universe with a focus on risk control and on high-quality companies with strong managements, sustainable competitive advantages, and a demonstrated ability to increase revenues, earnings, and cash flow consistently.

Thank you for your confidence in T. Rowe Price and our investment management abilities.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

July 14, 2010

The committee cochairmen have day-to-day responsibility for managing the fund and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate: A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Real interest rate: An interest rate that has been adjusted for inflation. It is calculated by subtracting the inflation rate from the nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/10
Precision Castparts	0.9%
Avon Products	0.8
Coach	0.8
Paychex	0.7
Ross Stores	0.7
McDermott International	0.7
Intuit	0.7
McCormick	0.7
C.H. Robinson Worldwide	0.7
NetApp	0.6
Quest Diagnostics	0.6
Fluor	0.6
FMC Technologies	0.6
Ecolab	0.6
Concho Resources	0.6
Western Union	0.6
Lorillard	0.6
Cameron International	0.6
IntercontinentalExchange	0.6
Cognizant Technology Solutions	0.6
Clorox	0.6
Expeditors International of Washington	0.6
Bed Bath & Beyond	0.6
C.R. Bard	0.6
Marriott	0.6
Total	16.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), investments in the T. Rowe Price Reserve Investment Fund, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.9%		
CONSUMER DISCRETIONARY 16.5%		
Auto Components 0.2%		
Gentex	10,700	192
		192
Diversified Consumer Services 1.6%		
Apollo Group, Class A (1)	11,357	482
DeVry	7,800	410
Education Management (1)(2)	8,000	122
ITT Educational Services (1)	2,400	199
New Oriental Education & Technology, ADR (1)(2)	1,800	168
Strayer Education (2)	800	166
		1,547
Hotels, Restaurants & Leisure 3.8%		
Chipotle Mexican Grill (1)	2,400	328
Choice Hotels International	6,600	199
Ctrip.com International, ADR (1)	4,800	180
Hyatt Hotels, Class A (1)	4,100	152
International Game Technology	26,100	410
Marriott, Class A	19,369	580
Panera Bread, Class A (1)	4,800	361
Royal Caribbean Cruises (1)	8,000	182
Starwood Hotels & Resorts Worldwide	9,600	398
Tim Hortons	9,300	298
WMS Industries (1)	5,850	230
Wynn Resorts	4,600	351
		3,669
Household Durables 0.3%		
KB Home	3,400	37
Lennar, Class A	5,300	74
Pulte (1)	10,597	88

Toll Brothers (1)	5,800	95
		294
Internet & Catalog Retail 1.1%		
Expedia	13,600	255
Liberty Media Interactive, Class A (1)	29,900	314
priceline.com (1)	2,900	512
		1,081
Leisure Equipment & Products 0.5%		
Mattel	23,400	495
		495
Media 2.3%		
Cablevision, Class A	11,400	274
Central European Media Enterprises (1)(2)	6,700	133
CTC Media	11,600	167
Discovery Communications, Class C (1)	15,600	483
DreamWorks Animation, Class A (1)	4,700	134
Liberty Media Starz, Class A (1)	4,100	213
Madison Square Garden, Class A (1)	4,825	95
McGraw-Hill	19,900	560
Omnicom	5,100	175
		2,234
Multiline Retail 1.0%		
Big Lots (1)	4,700	151
Dollar General (1)	7,800	215
Dollar Tree (1)	8,700	362
Family Dollar Stores	7,400	279
		1,007
Specialty Retail 4.9%		
Advance Auto Parts	3,600	181
AutoZone (1)	1,700	328

Bed Bath & Beyond (1)	15,700	582
CarMax (1)	26,600	529
Dick's Sporting Goods (1)	9,000	224
Gap	10,000	195
Men's Wearhouse	6,200	114
O'Reilly Automotive (1)	9,200	438
PetSmart	6,800	205
Ross Stores	12,800	682
Staples	7,900	151
Tiffany	10,400	394
TSC	3,400	207
Urban Outfitters (1)	11,900	409
Williams-Sonoma	6,400	159
		4,798
Textiles, Apparel & Luxury Goods 0.8%		
Coach	21,700	793
		793
Total Consumer Discretionary		16,110
CONSUMER STAPLES 5.8%		
Beverages 0.6%		
Brown-Forman, Class B	9,325	534
		534
Food & Staples Retailing 0.5%		
Whole Foods Market (1)	14,000	504
		504
Food Products 2.0%		
Campbell Soup	12,300	441
Hershey Foods	6,800	326
J.M. Smucker	3,800	229
McCormick	16,900	641

Mead Johnson Nutrition, Class A	5,700	286
		1,923
Household Products 1.1%		
Church & Dwight	7,600	477
Clorox	9,400	584
		1,061
Personal Products 1.0%		
Alberto Culver	7,400	200
Avon	30,300	803
		1,003
Tobacco 0.6%		
Lorillard	8,200	590
		590
Total Consumer Staples		5,615
ENERGY 6.6%		
Energy Equipment & Services 2.9%		
Cameron International (1)	18,100	589
Core Laboratories (2)	3,000	443
Diamond Offshore Drilling (2)	5,500	342
Dresser-Rand Group (1)	6,000	189
Dril-Quip (1)	3,400	150
FMC Technologies (1)	11,400	600
Nabors Industries (1)	8,800	155
Oceaneering International (1)	5,200	233
TETRA Technologies (1)	15,000	136
		2,837
Oil, Gas & Consumable Fuels 3.7%		
Arch Coal	11,046	219
Atlas Energy (1)	6,400	173

Cabot Oil & Gas	6,200	194
Cobalt International Energy (1)	10,100	75
Concho Resources (1)	10,700	592
CONSOL Energy	4,100	138
Continental Resources (1)	5,100	228
Forest Oil (1)	8,500	233
Massey Energy	4,500	123
Murphy Oil	3,800	188
Newfield Exploration (1)	2,800	137
Peabody Energy	14,000	548
Range Resources	6,300	253
SandRidge Energy (1)(2)	9,000	52
Southwestern Energy (1)	4,700	182
Ultra Petroleum (1)	6,300	279
		3,614
Total Energy		6,451
FINANCIALS 9.6%		
Capital Markets 2.6%		
Artio Global Investors	6,300	99
Eaton Vance	10,200	282
Federated Investors, Class B	6,400	133
Janus Capital Group	28,300	251
Lazard	11,700	312
Northern Trust	11,700	546
optionsXpress Holdings (1)	6,400	101
SEI Investments	9,600	195
TD Ameritrade Holding (1)	30,900	473
Waddell & Reed Financial, Class A	6,200	136
		2,528
Commercial Banks 1.8%		
City National	3,700	190

Fifth Third Bancorp	14,400	177
First Horizon National	15,295	175
KeyCorp	21,200	163
Marshall & Ilsley	27,300	196
Popular (1)	85,599	230
Regions Financial	23,100	152
SVB Financial Group (1)	3,500	144
TCF Financial (2)	11,200	186
Zions Bancorp	7,700	166
		1,779
Consumer Finance 0.2%		
SLM Corporation (1)	16,500	171
		171
Diversified Financial Services 2.3%		
CBOE Holdings (1)(2)	11,400	371
Interactive Brokers, Class A (1)	9,000	149
IntercontinentalExchange (1)	5,200	588
Moody's	21,900	436
MSCI, Class A (1)	10,900	299
NYSE Euronext	13,600	376
		2,219
Insurance 1.6%		
Aon	7,600	282
Arch Capital Group (1)	3,000	223
Assurant	3,300	115
Axis Capital Holdings	5,600	166
HCC Insurance Holdings	7,900	196
Principal Financial Group	9,900	232
RenaissanceRe Holdings	3,100	174
W. R. Berkley	7,200	191
		1,579

Real Estate Investment Trusts (REITs) 0.9%		
Federal Realty Investment Trust, REIT	5,900	415
Public Storage, REIT	5,600	492
		907
Real Estate Management & Development 0.2%		
Forest City Enterprises, Class A (1)	15,600	177
		177
Total Financials		9,360
HEALTH CARE 13.4%		
Biotechnology 2.0%		
Alexion Pharmaceutical (1)	7,800	399
Biogen Idec (1)	3,400	161
BioMarin Pharmaceutical (1)	7,800	148
Cephalon (1)	4,400	250
Dendreon (1)	5,400	175
Human Genome Sciences (1)	9,900	224
Myriad Genetics (1)	7,200	108
Regeneron Pharmaceuticals (1)	6,800	152
Vertex Pharmaceuticals (1)	11,200	368
		1,985
Health Care Equipment & Supplies 4.2%		
American Medical Systems (1)	8,300	184
ArthroCare (1)	7,300	224
C.R. Bard	7,500	581
CareFusion (1)	9,300	211
Dentsply International	8,600	257
Edwards Lifesciences (1)	6,400	359
Gen-Probe (1)	3,600	163
Hologic (1)	9,800	137
IDEXX Laboratories (1)(2)	7,500	457

Intuitive Surgical (1)	1,300	410
Masimo	5,200	124
ResMed (1)	3,000	182
St. Jude Medical (1)	8,200	296
Varian Medical Systems (1)	6,100	319
Zimmer Holdings (1)	3,200	173
		4,077
Health Care Providers & Services 3.5%		
AmerisourceBergen	7,200	229
Cigna	5,600	174
Community Health System (1)	7,900	267
DaVita (1)	7,149	446
Henry Schein (1)	8,200	450
Humana (1)	3,900	178
Laboratory Corporation of America (1)	7,000	527
Lincare Holdings (1)	4,950	161
Patterson Companies	6,900	197
Quest Diagnostics	12,300	612
Universal Health Services	4,500	172
		3,413
Health Care Technology 0.4%		
Cerner (1)	5,400	410
		410
Life Sciences Tools & Services 2.7%		
Bruker (1)	16,000	195
Charles River Laboratories International (1)	4,700	161
Covance (1)	2,900	149
Illumina (1)	9,000	392
Life Technologies (1)	11,800	557
Mettler-Toledo International (1)	3,500	391
Qiagen (1)(2)	7,600	146
Techne	4,600	264

Commercial Services & Supplies 1.6%		
American Reprographics (1)	16,200	141
Copart (1)	5,600	201
Republic Services	11,950	355
Ritchie Bros. Auctioneers (2)	18,100	330
Stericycle (1)	5,700	374
Waste Connections (1)	5,300	185
		1,586
Construction & Engineering 1.4%		
Fluor	14,400	612
Foster Wheeler (1)	12,700	267
Quanta Services (1)	24,500	506
		1,385
Electrical Equipment 1.3%		
AMETEK	8,950	359
Cooper Industries	5,600	246
General Cable (1)	7,600	203
II-VI (1)	6,300	187
Rockwell Automation	5,800	285
		1,280
Industrial Conglomerates 1.0%		
McDermott International (1)	31,300	678
Roper Industries	5,100	285
		963
Machinery 3.3%		
Bucyrus International, Class A	3,300	157
Clarcor	5,800	206
Cummins Engine	4,800	313
Donaldson	7,500	320
Flowserve	2,900	246
Graco	6,400	180

Harsco	5,000	117
IDEX	6,375	182
Joy Global	8,500	426
PACCAR	5,100	203
Pall	6,700	230
Terex (1)	8,800	165
Valmont Industries	2,700	196
WABCO Holdings (1)	5,400	170
Wabtec	3,700	148
		3,259
Professional Services 1.1%		
Corporate Executive Board	5,500	144
Dun & Bradstreet	2,600	175
Equifax	5,100	143
Manpower	3,300	143
Robert Half International	10,000	236
Verisk Analytics, Class A (1)	6,300	188
		1,029
Road & Rail 0.7%		
Hertz Global Holdings (1)	30,400	288
Landstar System	9,900	386
		674
Trading Companies & Distributors 1.1%		
Fastenal	10,000	502
W. W. Grainger	5,400	537
		1,039
Total Industrials & Business Services		15,284
INFORMATION TECHNOLOGY 23.6%		
Communications Equipment 0.9%		
F5 Networks (1)	3,300	226

JDS Uniphase (1)	16,100	159
Juniper Networks (1)	22,400	511
		896
Computers & Peripherals 1.4%		
Logitech International (1)	9,400	126
NetApp (1)	16,800	627
QLogic (1)	12,100	201
Seagate Technology (1)	34,500	450
		1,404
Electronic Equipment, Instruments & Components 2.5%		
Amphenol, Class A	10,200	401
Cogent (1)	12,200	110
Dolby Laboratories, Class A (1)	8,000	501
First Solar (1)(2)	1,800	205
FLIR Systems (1)	6,000	174
Itron (1)	2,900	179
Jabil Circuit	12,300	164
National Instruments	7,550	240
Trimble Navigation (1)	17,500	490
		2,464
Internet Software & Services 1.8%		
Akamai Technologies (1)	11,600	471
Equinix (1)	2,200	179
Monster Worldwide (1)	11,100	129
Rackspace Hosting (1)(2)	13,700	251
Sina (1)	4,400	155
VeriSign (1)	13,500	358
Vistaprint (1)	4,800	228
		1,771
IT Services 3.5%		
Cognizant Technology Solutions (1)	11,700	586

Computer Sciences	3,400	154
Fidelity National Information	6,700	180
Fiserv (1)	4,500	205
Genpact (1)	13,100	203
Global Payments	5,300	194
Hewitt Associates, Class A (1)	4,400	152
Iron Mountain	10,899	245
Neustar, Class A (1)	7,100	146
Paychex	26,900	698
Western Union	39,700	592
		3,355
Office Electronics 0.2%		
Zebra Technologies (1)	5,850	148
		148
Semiconductor & Semiconductor Equipment 6.4%		
Altera	21,300	528
Analog Devices	15,800	440
Atheros Communications (1)	4,900	135
Broadcom, Class A	6,600	218
Cymer (1)	4,100	123
Fairchild Semiconductor, Class A (1)	9,000	76
GT Solar International (1)(2)	18,300	102
Intersil Holding, Class A	10,100	122
KLA-Tencor	3,800	106
Lam Research (1)	7,800	297
Linear Technology	19,700	548
Marvell Technology Group (1)	36,100	569
Maxim Integrated Products	10,400	174
MEMC Electronic Materials (1)	18,700	185
Microchip Technology (2)	14,100	391
National Semiconductor	27,000	363
NVIDIA (1)	51,400	525

MATERIALS 5.4%		
Chemicals 2.6%		
Air Products & Chemicals	2,200	143
Albemarle	5,000	199
CF Industries	4,500	285
Ecolab	13,300	597
Intrepid Potash (1)(2)	6,800	133
Sherwin-Williams	6,700	464
Sigma Aldrich	5,400	269
Sociedad Quimica y Minera de Chile, ADR (2)	15,000	489
		2,579
Construction Materials 0.3%		
Vulcan Materials	5,700	250
		250
Metals & Mining 2.5%		
Agnico-Eagle Mines	7,300	444
Carpenter Technology	7,400	243
Cliffs Natural Resources	7,600	358
Compass Minerals	6,900	485
Eldorado Gold	15,900	286
U.S. Steel	5,300	204
Walter Energy	7,600	462
		2,482
Total Materials		5,311
TELECOMMUNICATION SERVICES 1.4%		
Wireless Telecommunication Services 1.4%		
Crown Castle International (1)	9,800	365
Leap Wireless International (1)	13,100	170
MetroPCS Communications (1)	25,400	208
NII Holdings, Class B (1)	5,900	192

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On June 30, 2010, all of the fund’s investments were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2010, the value of loaned securities was $2,999,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $16,800,000 and $16,862,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $12,517,000 of unused capital loss carryforwards, which expire: $4,926,000 in fiscal 2016 and $7,591,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $96,360,000. Net unrealized gain aggregated $4,224,000 at period-end, of which $16,651,000 related to appreciated investments and $12,427,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. The fund’s expense limitation was 1.25% through April 30, 2008, and was increased to 1.50% effective May 1, 2009, through April 30, 2011. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursements or waiver or later than April 30, 2013. At June 30, 2010, there were no amounts subject to repayment. For the six months ended June 30, 2010, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $95,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year, and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds. The Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale in terms of portfolio asset size to produce meaningful profit margin percentages. The Board concluded that the Adviser’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010